                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts"): registration statements on any form or forms under the Acts, and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of April, 1997.

                                     /s/ John B. Scott
                                     John B. Scott, Chief Executive Officer,
                                     President and Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts"): registration statements on any form or forms under the Acts, and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of April, 1997.


                                      /s/ W. H. Bolinder
                                      William H. Bolinder, Chairman of the Board
                                      and Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts"): registration statements on any form or forms under the Acts, and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of April, 1997.


                                        /s/ Frederick L. Blackmon
                                        Frederick L. Blackmon, Senior Vice
                                        President and Chief Financial Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts"): registration statements on any form or forms under the Acts, and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of April, 1997.

                                        /s/ Loren J. Alter
                                        Loren J. Alter, Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts") for Kemper Investors Life Insurance Company and its KILICO Variable Annuity Separate Account and KILICO Variable Separate Account: registration statements on Forms S-1 (Kemper Passport VA and MVA), N-4 (Kemper Passport VA and MVA, and Kemper Advantage III VA) and S-6 (Kemper Select VUL and Kemper Power V VUL) under the Acts relating to individual and group variable and market value adjusted deferred annuity contracts and variable life insurance policies (to be filed in April or May 1997) and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of April, 1997.


                                        /s/ Daniel L. Doctoroff
                                        Daniel L. Doctoroff, Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts"): registration statements on any form or forms under the Acts, and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of April, 1997.


                                         /s/ Steven M. Gluckstern
                                         Steven M. Gluckstern, Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts"): registration statements on any form or forms under the Acts, and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of April, 1997.


                                       /s/ Michael P. Stramaglia
                                       Michael P. Stramaglia, Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Kemper Investors Life Insurance Company, a life insurance company organized and existing under the laws of Illinois, does hereby constitute and appoint Frederick L. Blackmon, Debra P. Rezabek and Frank J. Julian, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended (collectively, the "Acts") for Kemper Investors Life Insurance Company and its KILICO Variable Annuity Separate Account and KILICO Variable Separate Account: registration statements on Forms S-1 (Kemper Passport VA and MVA), N-4 (Kemper Passport VA and MVA, and Kemper Advantage III VA) and S-6 (Kemper Select VUL and Kemper Power V VUL) under the Acts relating to individual and group variable and market value adjusted deferred annuity contracts and variable life insurance policies (to be filed in April or May 1997) and all amendments and supplements thereto (including post-effective amendments), with any exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of April, 1997.



                                        /s/ Paul H. Warren
                                        Paul H. Warren, Director